UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): 08/07/2007


                          MOLSON COORS BREWING COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-14829

                Delaware                                   84-0178360
      (State or other jurisdiction of                     (IRS Employer
              incorporation)                           Identification No.)

              1225 17th Street, Suite 3200, Denver, Colorado 80202
         1555 Notre Dame Street East, Montreal, Quebec, Canada, H2L 2R5
          (Address of principal executive offices, including zip code)

                         (303) 277-3500 / (514) 521-1786
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           PART II. OTHER INFORMATION

Item 2.02 Results of Operations and Financial Condition.

      On August 7, 2007, Molson Coors Brewing Company issued a press release setting forth its earnings for the fiscal second quarter ending July 1, 2007. A copy of its press release is being furnished as Exhibit 99.1 attached hereto and incorporated herein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOLSON COORS BREWING COMPANY

Date: August 7, 2007
                                            /s/ Martin L. Miller
                                            ------------------------------------
                                            (Martin L. Miller, Global Controller
                                            and Chief Accounting Officer)


                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Press release of Molson Coors Brewing Company dated August 7, 2007, reporting 2007 second quarter results.